April 18, 1994



LIVE Entertainment Inc.
15400 Sherman Way, Suite 500
Van Nuys, California 91406

             Re:  Amendment to Letter of Intent

Gentlemen:

      The parties hereto have entered into a letter agreement dated March 23, 1994, in connection with a proposed business combination (the "Letter of Intent").
The parties desire to enter into this amendment (the
"Amendment") to the Letter of Intent on the following terms:

      1.  Amendment to Paragraph 10.

      Clause (i) of Paragraph 10 of the Letter of
Intent is hereby amended and restated in its entirety as follows: "(i) May 23, 1994 or".

      2.  Miscellaneous.

      (a) This Amendment shall be effective as of the date set forth above when the parties hereto shall have executed and delivered the Amendment. This Amendment may be executed in any number of counterparts, and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

      (b) On and after the date hereof, each reference in the Letter of Intent to "this Agreement", "hereunder",
"hereof", "herein" or words of like import referring to the Letter of Intent shall mean and be a reference to the Letter of Intent as amended by this Amendment.

      (c) It is hereby agreed that, except as
specifically provided herein, this Amendment does not in any way affect or impair the terms and conditions of the Letter of Intent, and all terms and conditions of the Letter of Intent are to remain in full force and effect unless otherwise specifically amended, waived or changed pursuant to the terms and conditions of this Amendment.

      (d) This Amendment shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of law.

      (e) This Amendment is entered into for the express benefit of the parties hereto only and is not intended, and shall not be deemed, to create in any other person any rights or interest whatsoever, including any rights as third party beneficiary.


      Please acknowledge your agreement to, and acceptance of, the foregoing, by executing a copy of this Amendment in the appropriate space set forth below and returning the same to the undersigned, whereupon it will constitute our agreement with respect to the matters contained herein.

                       Very truly yours,

                       CAROLCO PICTURES INC.



By:/s/ Robert Goldsmith
Name:  Robert Goldsmith
Title:  Senior Vice President and General Counsel
Agreed to and accepted as of
the date first written above:

LIVE ENTERTAINMENT INC.

By:/s/ Michael J. White
Name:  Michael J. White
Title: Executive Vice President